SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 20, 2000

                                   TECHDYNE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                    0-14659                 59-1709103
----------------------------       -----------            -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

      2330 West 77th Street, Hialeah, Florida              33016
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)

     Registrant's telephone number, including area code (305) 556-9210

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Item 5.  Other Events

     On October 20 and 24, 2000, the Company purchased an aggregate of 40,000 shares of its common stock pursuant to an unsolicited offer to sell at $.78 per share. The funding was derived from the Company's existing credit facilities. Although the Company has no formal plan, nor has it disclosed its intent to adopt such a plan to repurchase any portion of its outstanding common stock, the Company may consider other repurchases of its common stock if such future opportunity presents itself, subject to the number of shares offered, the price requested, and the then market conditions.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of businesses acquired

          Not Applicable

     (b)  Pro forma financial information

          Not Applicable

     (c)  Exhibits

          None


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHDYNE, INC.

                                          /s/ Thomas K. Langbein

                                       By:--------------------------------
                                          THOMAS K. LANGBEIN, Chairman
                                          of the Board and Chief Executive
                                          Officer

Dated:  October 25, 2000